UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 4, 2005

Vicuron Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31145	04-3278032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 South Gulph Road, Suite 305, King of Prussia, PA 19406

(Address of principal executive offices) (Zip Code)

(610) 205-2300

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 4, 2005, Vicuron Pharmaceuticals Inc. (the “Company”) issued a press release regarding its financial results for the second quarter ended June 30, 2005. The full text of the press release announcing these financial results is attached as Exhibit 99.1 hereto.

The information (including the exhibit incorporated into this Item 2.02 by reference) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release of Vicuron Pharmaceuticals Inc. dated August, 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICURON PHARMACEUTICALS INC.
(Registrant)

Date: August 7, 2005	By:	/s/ George F. Horner III
George F. Horner III
President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this Exhibit Index immediately precedes the exhibit.

Exhibit No.	Description
99.1	Press release of Vicuron Pharmaceuticals Inc. dated August 4, 2005.